UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2007 (July 6, 2007)

MQ ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3480 Preston Ridge Road
Suite 600
Alpharetta, Georgia 30022
(Address of Principal Executive Office, including Zip Code)

(770) 300-0101
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.
ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement Amendment

On July 6, 2007, MedQuest, Inc. (“MedQuest”) and MQ Associates, Inc. (“MQ Associates”, and, together with MedQuest, the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) dated and effective as of June 29, 2007, to the Amended and Restated Credit Agreement, dated as of September 3, 2003, by and among MedQuest, as Borrower, MQ Associates, the several lenders from time to time parties thereto (the “Lenders”), Wachovia Bank, National Association, as Administrative Agent (the “Administrative Agent”), JP Morgan Chase Bank, as Syndication Agent, and General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents (the “Senior Credit Facility”).

The Fourth Amendment makes certain changes to the Senior Credit Facility, including (i) extending the maturity date of the revolving portion of the Senior Credit Facility until January 31, 2009, (ii) reducing the revolving commitment to $25 million, (ii) increasing the Tranche B term loan principle amount to $60 million, (iv) amending the Tranche B term loan amortization such that approximately $59 million of the term loan matures on January 31, 2009, (v) modifying the levels of the financial covenants, including the addition of a capital expenditure covenant and (vi) modifying certain of the definitions used in calculating those covenants.

ITEM 9.01                                     Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Exhibit

10.1

Fourth Amendment to the Amended and Restated Credit Agreement, effective as of June 29, 2007, among MQ Associates, Inc., MedQuest, Inc., the Lenders identified on the signature pages thereto, and Wachovia Bank, National Association, as administrative agent for the Lenders.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions.  MQ Associates can give no assurance that such forward-looking statements will prove to be correct.  Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements, the results of the previously announced inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in Item 1A. “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2006, as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: July 12, 2007

	By:	/s/ Todd E. Andrews
Name: Todd E. Andrews
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

10.1

Fourth Amendment to the Amended and Restated Credit Agreement, effective as of June 29, 2007, among MQ Associates, Inc., MedQuest, Inc., the Lenders identified on the signature pages thereto, and Wachovia Bank, National Association, as administrative agent for the Lenders.